UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): December 21, 2012

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of	(Commission File #)	(IRS Employer Identification No.)
incorporation or organization

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078

(Address of principal executive offices)

(704) 892-4442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)                  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 21, 2012, the Audit Committee of the Board of Directors of Lime Energy Co. (the “Company”) determined that the Company’s consolidated financial statements on Form 10-K for the years ended December 31, 2008 and December 31, 2009 (the “2008 - 2009 financial statements”) may no longer be relied upon.  The Audit Committee made that determination based on information discovered in the course of the Company’s internal investigation of the misreporting of revenue for the years ended December 31, 2010 and December 31, 2011 and the quarter ended March 31, 2012 (the “2010 - 2012 financial statements” and collectively with the 2008 - 2009 financial statements, the “affected financial statements”) previously reported in the Current Report on Form 8-K filed on July 17, 2012.  The Company’s management and the Audit Committee believe that some portion of the Company’s revenue for 2009 and 2008 was recognized earlier than permitted under generally accepted accounting principles. Nothing has come to the attention of the Company’s management or the Audit Committee that would cause them to believe that any of the misreported revenue recorded for 2009 and 2008 should not have been recorded in a later period.

The Company cannot make a reliable estimate of the magnitude of the misreported revenue or the effects on the 2009 or 2008 financial statements at this time.  The Company does expect that the misreporting will require restatement of the 2009 financial statements, in addition to the restatement of the 2010 - 2012 financial statements.  The Company expects to promptly determine whether a restatement of the 2008 financial statement will be necessary. The Company also expects that it will be able to complete the restatement of the affected financial statements and disclose results from its internal investigation during the first quarter of 2013.

As previously disclosed, the Company, under the supervision of a subcommittee of the Audit Committee and with the assistance of outside counsel and forensic accountants, is currently conducting an investigation of the misreporting of revenue for 2010, 2011 and the first quarter of 2012.  That investigation will be expanded to include the misreporting of revenue in 2009 and, if necessary, 2008.

Lime’s principal financial and accounting officer has discussed the matters disclosed in this report with Lime’s independent accountants, BDO USA, LLP.

Cautionary Statement

Statements in this report that are “forward-looking statements,” including the Company’s expectations and beliefs about its recording of revenue and the effects of any misreporting on its financial statements, are based on currently available information. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These forward-looking are subject to a number of risks, uncertainties and other factors that could cause Lime Energy’s actual results, performance, prospects or opportunities in 2013 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks include the Company’s ability to promptly complete its internal investigation and the restatement of the affected financial statements and the risks referenced in Lime Energy’s current Annual Report on Form 10-K or as may be described from time to time in Lime Energy’s subsequent SEC filings; and such factors as incorporated by reference.

Item 9.01                                 Financial Statements and Exhibits.

(d)                                 Exhibit

99.1                                  Press release of Lime Energy Co. dated December 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: December 27, 2012	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Executive Vice President
Chief Financial Officer & Treasurer